Exhibit 99.1

DATE: November 14, 2005

From:

Safety Products Holdings, Inc. and Norcross Safety Products L.L.C.

2001 Spring Road

Suite 425

Oak Brook, IL  60523

Contact:

David F. Myers, Jr.

(630) 572-5715

FOR IMMEDIATE RELEASE

SAFETY PRODUCTS HOLDINGS, INC. AND NORCROSS SAFETY PRODUCTS L.L.C.
ANNOUNCE THIRD QUARTER 2005 RESULTS

OAK BROOK, IL November 14, 2005 – Safety Products Holdings, Inc. (“Holdings”), as successor to NSP Holdings L.L.C. (“NSP Holdings”), and Norcross Safety Products L.L.C. (“NSP” and collectively with Holdings, the “Company”), today announced results for the third quarter ended October 1, 2005.  On July 19, 2005, Holdings and NSP completed the transaction under which Holdings acquired all of the outstanding membership units of NSP and assumed and succeeded to all of the obligations of NSP Holdings under NSP Holdings’ and NSP Holdings Capital Corp.’s outstanding $100.0 million 11¾% senior pay in kind notes due 2012 and the indenture governing such notes (the “Acquisition”).  The following discussion presents results for both NSP and the Company only where the results between the two differ.

For the third quarter of 2005, net sales of the Company were $119.5 million compared to $114.5 million in the third quarter of 2004.  Adjusted earnings before interest, taxes, depreciation, and amortization (Adjusted EBITDA) increased to $16.9 million from $15.7 million in the third quarter of 2004 for NSP, and increased to $16.9 million from $15.4 million in the third quarter of 2004 for the Company.

The Company’s net sales increase of $5.0 million, or 4.4%, was attributable to increased net sales in each of its three operating segments. In our general industrial segment, the net sales increase of $2.1 million, or 2.6%, reflects a combination of the following: overall organic growth in Canada, Europe, and South Africa, favorable exchange rates, and lower overall net sales in the United States, as strong overall market demand was offset by a decrease in government contract shipments. In our fire service segment, net sales increased $1.1 million, or 5.5%, reflecting continued strong market demand. In our utility/high voltage segment, net sales increased $1.8 million, or 13.2%, primarily driven by strong market demand and new product penetration.  Both our general industrial and utility/high voltage segments realized increased sales from the recent hurricane activity in the southeastern United States.

The Company’s gross profit decreased by $1.0 million, or 2.6%, primarily due to the impact of a $3.3 million charge related to inventory purchase accounting adjustments.  Excluding these adjustments, the Company’s gross profit increased $2.3 million, or 5.6%.  Excluding the $3.3 million of inventory purchase accounting adjustments, the Company’s gross profit margin of 35.1% in the third quarter of 2005 compared favorably to the 34.7% gross profit margin in the prior-year quarter.

The Company’s income (loss) from operations decreased $24.0 million from $13.0 million in the third quarter of 2004 to $(11.0) million in the third quarter of 2005.  NSP’s income (loss) from operations decreased $21.2 million from $13.0 million in the third quarter of 2004 to $(8.2) million for the third quarter of 2005.   Included in the Company’s and NSP’s operating (loss) for the third quarter of 2005 were: (1) inventory purchase accounting charges of $3.3 million; (2) incremental amortization expenses of $4.7 million related to purchase accounting; and (3) $16.4 million of management incentive compensation expense for the Company and $13.6 million of management incentive compensation expense for NSP recognized as a result of the Acquisition.  The management incentive compensation was funded by the predecessor company from proceeds of the Acquisition.  Excluding these charges, the Company’s operating income increased $0.4 million, or 3.1%, and NSP’s operating income increased $0.3 million, or 2.3%.  In our general industrial segment (after adjusting for expenses related to purchase accounting), income from operations increased by $0.9 million, or 12.7%, due to the higher net sales volume.  In our fire service segment (after adjusting for expenses related to purchase accounting), income from operations decreased $0.4 million, or 11.3%, as the higher net sales volume was offset by lower margin realization and higher administrative expenses.  In our utility/high voltage segment (after adjusting for expenses related to purchase accounting), income from operations was flat at $3.2 million.  Excluding the Company’s $16.4 million and NSP’s $13.6 million of management incentive compensation expense, corporate expenses increased $0.2 million for the Company and $0.1 million for NSP, both increases driven by higher payroll and administrative expenses including costs associated with public reporting and related compliance requirements of the Sarbanes-Oxley Act of 2002.

For the first nine months of 2005, net sales of the Company were $358.8 million compared to $330.6 million in the first nine months of 2004.  Adjusted EBITDA for the first nine months of 2005 increased to $53.2 million from $48.8 million for the first nine months of 2004 for NSP, and increased to $52.9 million from $48.0 million for the first nine months of 2004 for the Company.

The Company’s net sales increase of $28.2 million, or 8.5%, was attributable to increased net sales in each of its three operating segments. In our general industrial segment, the net sales increase of $15.3 million, or 6.6%, reflects a combination of the following: overall organic growth in Canada, Europe, and South Africa, favorable exchange rates, and lower overall net sales in the United States, as strong overall market demand was offset by a decrease in government contract shipments. In our fire service segment, net sales increased $6.6 million, or 11.0%, reflecting strong market demand. In our utility/high voltage segment, net sales increased $6.3 million, or 16.6%, primarily driven by strong market demand and new product penetration.  Both our general industrial and utility/high voltage segments realized increased sales from the recent hurricane activity in the southeastern United States.

The Company’s gross profit increased by $10.4 million, or 8.8%.  Excluding the impact of a $3.3 million charge related to inventory purchase accounting adjustments, the Company’s gross profit increased $13.7 million, or 11.6%.  Excluding the $3.3 million of inventory purchase accounting adjustments, the Company’s gross profit margin of 36.8% for the first nine months of 2005 was favorable to the 35.8% gross profit margin for the first nine months of 2004.

For the first nine months of 2005, the Company’s income from operations decreased $19.1 million from $39.4 million for the first nine months of 2004 to $20.3 million for the first nine months of 2005.  NSP’s income from operations decreased $16.3 million from $39.7 million for the first nine months of 2005 to $23.4 million for the first nine months of 2004.  Included in the Company’s and NSP’s operating income for the first nine months of 2005 were: (1) inventory purchase accounting charges of $3.3 million; (2) incremental amortization expenses of $4.7 million related to purchase accounting; and (3) $16.4 million of management incentive compensation expense for the Company and $13.6 million of management incentive compensation expense for NSP.  Included in income from operations for the nine months ended 2004 were $0.6 million of expenses related to exploring strategic alternatives.  Excluding these charges, the Company’s income from operations increased $4.7 million, or 11.7%, and NSP’s income from operations increased $4.6 million, or 11.4%.  In our general industrial segment (after adjusting for expenses related to purchase accounting), income from operations increased by $2.0 million, or 8.1%, primarily due to the higher net sales volume.  In our fire service segment (after adjusting for expenses related to purchase accounting), income from operations increased $0.4 million, or 3.8%, as the higher net sales was partially offset by lower margin realization.  In our utility/high voltage segment (after adjusting for expenses related to purchase accounting), income from operations increased $2.8 million, or 32.8%, due to the higher net sales volume and improved manufacturing performance.  Excluding the Company’s $16.4 million and NSP’s $13.6 million of management incentive compensation expense during the first nine months of 2005 and $0.6 million of strategic alternatives expenses in the first nine months of 2004, corporate expenses increased $0.5 million for both the Company and NSP driven by higher payroll and administrative expenses including costs associated with public reporting and related compliance requirements of the Sarbanes-Oxley Act of 2002.

As of October 1, 2005, NSP and the Company had working capital of $122.1 million and $122.8 million and cash of $4.1 million and $4.2 million, respectively. The Company’s capital expenditures were $5.7 million in the first nine months of 2005 and $4.3 million in the first nine months of 2004.

The following table reconciles net income to EBITDA and Adjusted EBITDA for NSP:

	Three Months Ended		Nine Months Ended
	Predecessor	Combined (1)	Predecessor	Combined (1)
	October 2, 2004	October 1, 2005	October 2, 2004	October 1, 2005

Net income (loss)	$6,715	$(13,160)	$19,286	$3,033
Add:
Interest expense, net	5,509	5,273	16,741	16,139
Income tax expense	545	(80)	2,821	3,587
Depreciation and amortization	2,975	8,061	8,907	13,655
EBITDA (2)	15,744	94	47,755	36,414
Add:
Inventory purchase accounting adjustment	—	3,257	—	3,257
Management incentive compensation	—	13,554	—	13,554
Strategic alternatives	3	—	616	—
Loss on the sale of property, plant and equipment	—	—	384	—
Adjusted EBITDA (2)	$15,747	$16,905	$48,755	$53,225

The following table reconciles net income to EBITDA and Adjusted EBITDA for the Company:

	Three Months Ended		Nine Months Ended
	Predecessor	Combined (1)	Predecessor	Combined (1)
	October 2, 2004	October 1, 2005	October 2, 2004	October 1, 2005

Net income (loss)	$2,859	$(25,392)	$8,395	$(19,486)
Add:
Interest expense, net	8,973	9,954	26,814	30,782
Income tax expense	556	(54)	2,915	3,703
Depreciation and amortization	2,975	8,061	8,907	13,655
EBITDA (2)	15,363	(7,431)	47,031	28,654
Add:
Inventory purchase accounting adjustment	—	3,257	—	3,257
Management incentive compensation	—	16,388	—	16,388
Seller transaction expenses	—	4,646	—	4,646
Strategic alternatives	3	—	616	—
Loss on the sale of property, plant and equipment	—	—	384	—
Adjusted EBITDA (2)	$15,366	$16,860	$48,031	$52,945

(1)   The 2005 information is presented on a combined basis for comparative purposes and has been derived from the unaudited statements of operations.  For the three months ended October 1, 2005 the predecessor (July 3, 2005 through July 19, 2005) and successor (July 20, 2005 through October 1, 2005) results of operations are combined.  For the nine months ended October 1, 2005, the predecessor (January 1, 2005 through July 19, 2005) and successor (July 20, 2005 through October 1, 2005) results of operations are combined.

(2)   EBITDA and Adjusted EBITDA do not represent and should not be considered as an alternative to net income or cash flow from operations, as determined by accounting principles generally accepted in the United States (GAAP), and NSP’s and the Company’s calculations thereof may not be comparable to that reported by other companies. EBITDA and Adjusted EBITDA are calculated above as it is a basis upon which NSP and the Company assesses their liquidity position and because we believe that they present useful information to investors regarding a company’s ability to service and/or incur indebtedness. This belief is based on NSP’s and the Company’s negotiations with its lenders who have indicated that the amount of indebtedness it will be permitted to incur will be based, in part, on measures similar to their EBITDA and Adjusted EBITDA. EBITDA and Adjusted EBITDA do not take into account NSP’s and the Company’s working capital requirements, debt service requirements and other commitments and, accordingly, are not necessarily indicative of amounts that may be available for discretionary use.

We are a leading designer, manufacturer and marketer of branded products in the personal protection equipment industry. We manufacture and market a full line of personal protection equipment for workers in the general industrial, fire service and utility/high voltage industries. We sell products under trusted, long-standing and well-recognized brand names, including North, Morning Pride, Ranger, Servus, Pro-Warrington and Salisbury. Our broad product offering includes, among other things, respiratory protection, protective footwear, hand protection, bunker gear and linemen equipment.

We have scheduled a conference call to discuss our financial results on Tuesday, November 15, 2005 at 11:00 a.m. EST.  The call in number is (800) 399-4592.  A recording of the conference call will be available for 72 hours after the completion of the call.  The recording can be accessed by dialing (800) 633-8284 and entering reservation number 21269142.

This press release contains forward-looking information.  These statements reflect management’s expectations, estimates, and assumptions, based on information available at the time of the statement.  Forward-looking statements include, but are not limited to, statements regarding future events, plans, goals, objectives, and expectations.  The words “anticipate,” “believe,” “estimate,” “expect,” “plan,” “intent,” “likely,” “will,” “should,” and similar expressions are intended to identify forward-looking statements.  Forward-looking statements are not guarantees of future performance and involve risks, uncertainties, and other factors, including those set forth below, which may cause our actual results, performance or achievements to be materially different from any future results, performance, or achievements expressed or implied by those statements.  Important factors that could cause our actual results, performance, or achievements to be materially different from any future results, performance, or achievements expressed or implied by those statements include, but are not limited to:  (i) our high degree of leverage and significant debt service obligations; (ii) the impact of current and future laws and governmental regulations affecting us or our product offerings; (iii) the impact of governmental spending; (iv) our ability to retain existing customers, maintain key supplier status with those customers with which we have achieved such status and obtain new customers; (v) the highly competitive nature of the personal protection equipment industry; (vi) any future changes in management; (vii) acceptance by consumers of new products we develop or acquire; (viii) the importance and costs of product innovation; (ix) unforeseen problems associated with international sales, including gains and losses from foreign currency exchange and restrictions on the efficient repatriation of earnings; (x) the unpredictability of patent protection and other intellectual property issues; (xi) cancellation of current orders; (xii) the outcome of pending product liability claims and the availability of indemnification for those claims; (xiii) general risks associated with the personal protection equipment industry; and (xiv) the successful integration of acquired companies on economically acceptable terms.   We undertake no obligation to publicly update or revise any forward-looking statements to reflect changed assumptions, the occurrence of anticipated or unanticipated events, or changes to future results over time.

Norcross Safety Products L.L.C.

Consolidated Statements of Operations

(Amounts in Thousands) (Unaudited)

	Predecessor (1)		Successor (1)	Combined (2)
	Three Months	July 3, 2005	July 20, 2005	Three Months
	Ended October 2,	Through	Through	Ended October 1,
	2004	July 19, 2005	October 1, 2005	2005

Net sales	$114,508	$33,806	$85,738	$119,544
Cost of goods sold	74,797	22,586	58,271	80,857
Gross profit	39,711	11,220	27,467	38,687
Operating expenses:
Selling	10,688	3,338	8,413	11,751
Distribution	5,712	2,014	4,427	6,441
General and administrative	10,170	2,503	7,814	10,317
Amortization of intangibles	130	46	4,732	4,778
Strategic alternatives	3	—	—	—
Management incentive compensation	—	13,554	—	13,554
Total operating expenses	26,703	21,455	25,386	46,841
Income (loss) from operations	13,008	(10,235)	2,081	(8,154)
Other expense (income):
Interest expense	5,573	1,845	3,516	5,361
Interest income	(64)	(49)	(39)	(88)
Other, net	233	(77)	(110)	(187)
Income (loss) before income taxes and minority interest	7,266	(11,954)	(1,286)	(13,240)
Income tax expense (benefit)	545	(148)	68	(80)
Minority interest	6	2	(2)	—
Net income (loss)	$6,715	$(11,808)	$(1,352)	$(13,160)

(1)   On July 19, 2005, all the outstanding units of Norcross Safety Products L.L.C. (“NSP”) were acquired by Safety Products Holdings, Inc. (“Holdings”), with the result that NSP became a wholly-owned subsidiary of Holdings.  NSP’s financial position and results of operations prior to the acquisition are presented separately in the consolidated financial statements as “Predecessor” financial statements, while the financial position and results of operations following the acquisition are presented as “Successor” financial statements. Due to the revaluation of assets as a result of purchase accounting associated with the acquisition, the pre-acquisition financial statements are not comparable with those after the acquisition in certain respects.

(2)   Although the Predecessor and Successor results are not comparable by definition in certain respects due to the acquisition and the resulting revaluation, for ease of comparison, the financial data for the period after the acquisition, July 20, 2005 through October 1, 2005 (Successor period), has been added to the financial data for the period from July 3, 2005 through July 19, 2005 (Predecessor period), to arrive at the combined three months ended October 1, 2005.

	Predecessor (1)		Successor (1)	Combined (2)
	Nine Months	January 1, 2005	July 20, 2005	Nine Months
	Ended October 2,	Through	Through	Ended October 1,
	2004	July 19, 2005	October 1, 2005	2005

Net sales	$330,586	$273,074	$85,738	$358,812
Cost of goods sold	212,129	171,645	58,271	229,916
Gross profit	118,457	101,429	27,467	128,896
Operating expenses:
Selling	31,514	26,892	8,413	35,305
Distribution	16,607	14,634	4,427	19,061
General and administrative	29,644	24,696	7,814	32,510
Amortization of intangibles	380	329	4,732	5,061
Strategic alternatives	616	—	—	—
Management incentive compensation	—	13,554	—	13,554
Total operating expenses	78,761	80,105	25,386	105,491
Income from operations	39,696	21,324	2,081	23,405
Other expense (income):
Interest expense	16,869	13,126	3,516	16,642
Interest income	(128)	(464)	(39)	(503)
Other, net	826	745	(110)	635
Income (loss) before income taxes and minority interest	22,129	7,917	(1,286)	6,631
Income tax expense	2,821	3,519	68	3,587
Minority interest	22	13	(2)	11
Net income (loss)	$19,286	$4,385	$(1,352)	$3,033

(1)   On July 19, 2005, all the outstanding units of Norcross Safety Products L.L.C. (“NSP”) were acquired by Safety Products Holdings, Inc. (“Holdings”), with the result that NSP became a wholly-owned subsidiary of Holdings.  NSP’s financial position and results of operations prior to the acquisition are presented separately in the consolidated financial statements as “Predecessor” financial statements, while the financial position and results of operations following the acquisition are presented as “Successor” financial statements. Due to the revaluation of assets as a result of purchase accounting associated with the acquisition, the pre-acquisition financial statements are not comparable with those after the acquisition in certain respects.

(2)    Although the Predecessor and Successor results are not comparable by definition in certain respects due to the acquisition and the resulting revaluation, for ease of comparison, the financial data for the period after the acquisition, July 20, 2005 through October 1, 2005 (Successor period), has been added to the financial data for the period from January 1, 2005 through July 19, 2005 (Predecessor period), to arrive at the combined nine months ended October 1, 2005.

Norcross Safety Products L.L.C.

Consolidated Balance Sheets

(Amounts in Thousands) (Unaudited)

	Predecessor (1)	Successor (1)
	December 31, 2004	October 1, 2005
Assets
Current assets:
Cash and cash equivalents	$35,731	$4,105
Accounts receivable, less allowance of $2,063 and $2,268 in 2004 and 2005, respectively	61,167	73,919
Inventories	82,532	90,479
Deferred income taxes	60	61
Prepaid expenses and other current assets	3,183	2,392
Total current assets	182,673	170,956
Property, plant, and equipment, net	51,809	63,838
Deferred financing costs, net	9,394	6,550
Goodwill	132,662	116,817
Other intangible assets, net	6,256	238,405
Other noncurrent assets	5,689	5,564
Total assets	$388,483	$602,130

Liabilities and member’s equity
Current liabilities:
Accounts payable	$17,871	$20,667
Accrued expenses	28,127	26,011
Current maturities of long-term obligations	15,252	2,159
Total current liabilities	61,250	48,837
Pension, post-retirement and deferred compensation	22,923	32,571
Long-term obligations	238,314	245,924
Other noncurrent liabilities	1,653	1,620
Deferred income taxes	4,799	50,861
Minority interest	142	175
	267,831	331,151

Member’s equity:
Contributed capital	116,060	221,068
Accumulated deficit	(42,447)	(1,687)
Due from NSP Holdings L.L.C.	(17,740)	—
Accumulated other comprehensive income	3,529	2,761
Total member’s equity	59,402	222,142
Total liabilities and member’s equity	$388,483	$602,130

(1)   On July 19, 2005, all the outstanding units of Norcross Safety Products L.L.C. (“NSP”) were acquired by Safety Products Holdings, Inc. (“Holdings”), with the result that NSP became a wholly-owned subsidiary of Holdings.  NSP’s financial position and results of operations prior to the acquisition are presented separately in the consolidated financial statements as “Predecessor” financial statements, while the financial position and results of operations following the acquisition are presented as “Successor” financial statements. Due to the revaluation of assets as a result of purchase accounting associated with the acquisition, the pre-acquisition financial statements are not comparable with those after the acquisition in certain respects.

Norcross Safety Products L.L.C.

Consolidated Statements of Cash Flows

(Amounts in Thousands) (Unaudited)

	Predecessor (1)		Successor (1)
	Nine months ended October 2, 2004	January 1, 2005 through July 19, 2005	July 20, 2005 through October 1, 2005
Operating activities
Net income (loss)	$19,286	$4,385	$(1,352)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
Depreciation	8,527	6,177	2,417
Amortization of intangibles	380	329	4,732
Amortization of deferred financing costs	1,324	1,020	223
Amortization of original issue discount (premium)	68	58	(193)
Loss on sale of property, plant and equipment	384	—	—
Deferred income taxes	731	(86)	(651)
Minority interest	15	13	(2)
Changes in operating assets and liabilities:
Accounts receivable	(16,700)	(2,607)	(10,145)
Inventories	(2,170)	(1,515)	3,024
Prepaid expenses and other current assets	789	467	414
Other noncurrent assets	15	(477)	115
Accounts payable	347	(492)	3,288
Accrued expenses	(4,365)	14,177	(2,127)
Pension, postretirement, and deferred compensation	706	(1,210)	135
Other noncurrent liabilities	(31)	(30)	(3)
Other	2	22	4
Net cash provided by (used in) operating activities	9,308	20,231	(121)

Investing activities
Purchase of businesses, net of cash acquired	(490)	(653)	(204,707)
Purchases of property, plant, and equipment	(4,284)	(4,250)	(1,471)
Proceeds from sale of property, plant and equipment	480	—	—
Due from NSP Holdings L.L.C.	(459)	—	—
Net cash used in investing activities	(4,753)	(4,903)	(206,178)

Financing activities
Payments of deferred financing costs	—	—	(6,773)
Proceeds from borrowings	—	—	88,000
Payments of debt	(2,228)	(13,623)	(293)
Due from NSP Holdings L.L.C.	(1,116)	(558)	—
Proceeds from capital contributions	—	—	121,114
Dividends to NSP Holdings L.L.C.	(1,927)	(9)	—
Dividends to Safety Products Holdings, Inc.	—	—	(335)
Net cash (used in) provided by financing activities	(5,271)	(14,190)	201,713
Effect of exchange rate changes on cash	738	(2,725)	1,547
Net increase (decrease) in cash and cash equivalents	22	(1,587)	(3,039)
Cash and cash equivalents at beginning of period	16,341	35,731	7,144
Cash and cash equivalents at end of period	$16,363	$34,144	$4,105

(1)   On July 19, 2005, all the outstanding units of Norcross Safety Products L.L.C. (“NSP”) were acquired by Safety Products Holdings, Inc. (“Holdings”), with the result that NSP became a wholly-owned subsidiary of Holdings.  NSP’s financial position and results of operations prior to the acquisition are presented separately in the consolidated financial statements as “Predecessor” financial statements, while the financial position and results of operations following the acquisition are presented as “Successor” financial statements. Due to the revaluation of assets as a result of purchase accounting associated with the acquisition, the pre-acquisition financial statements are not comparable with those after the acquisition in certain respects.

Safety Products Holdings, Inc.

(NSP Holdings L.L.C. as predecessor)

Consolidated Statements of Operations

(Amounts in Thousands) (Unaudited)

	Predecessor (1)		Successor (1)	Combined (2)
	Three Months	July 3, 2005	July 20, 2005	Three Months
	Ended October 2,	Through	Through	Ended October 1,
	2004	July 19, 2005	October 1, 2005	2005

Net sales	$114,508	$33,806	$85,738	$119,544
Cost of goods sold	74,797	22,586	58,271	80,857
Gross profit	39,711	11,220	27,467	38,687
Operating expenses:
Selling	10,688	3,338	8,413	11,751
Distribution	5,712	2,014	4,427	6,441
General and administrative	10,171	2,528	7,834	10,362
Amortization of intangibles	130	46	4,732	4,778
Strategic alternatives	3	—	—	—
Management incentive compensation	—	16,388	—	16,388
Total operating expenses	26,704	24,314	25,406	49,720
Income (loss) from operations	13,007	(13,094)	2,061	(11,033)
Other expense (income):
Interest expense	9,037	2,927	7,151	10,078
Interest income	(64)	(85)	(39)	(124)
Seller transaction expenses	—	4,646	—	4,646
Other, net	613	(77)	(110)	(187)
Income (loss) before income taxes and minority interest	3,421	(20,505)	(4,941)	(25,446)
Income tax expense (benefit)	556	(138)	84	(54)
Minority interest	6	2	(2)	—
Net income (loss)	$2,859	$(20,369)	$(5,023)	$(25,392)

(1)   On July 19, 2005, all the outstanding units of NSP were acquired by Holdings from NSP Holdings L.L.C. (“NSP Holdings”), with the result that Holdings became the sole unit holder of NSP and assumed, pursuant to a supplemental indenture, the obligations of NSP Holdings and NSP Holdings Capital Corp. (“Capital”) under their outstanding $100 million 11 3/4% Senior Pay in Kind Notes due 2012 and the indenture governing such notes.  NSP Holdings’ financial position and results of operations prior to the acquisition are presented separately in the consolidated financial statements as “Predecessor” financial statements, while the financial position and results of operations of Holdings following the acquisition are presented as “Successor” financial statements.  Due to the revaluation of assets as a result of purchase accounting associated with the acquisition, the pre-acquisition financial statements are not comparable with those after the acquisition in certain respects.

(2)    Although the Predecessor and Successor results are not comparable by definition in certain respects due to the acquisition and the resulting revaluation, for ease of comparison, the financial data for the period after the acquisition, July 20, 2005 through October 1, 2005 (Successor period), has been added to the financial data for the period from July 3, 2005 through July 19, 2005 (Predecessor period), to arrive at the combined three months ended October 1, 2005.

	Predecessor (1)		Successor (1)	Combined (2)
	Nine Months	January 1, 2005	July 20, 2005	Nine Months
	Ended October 2,	Through	Through	Ended October 1,
	2004	July 19, 2005	October 1, 2005	2005

Net sales	$330,586	$273,074	$85,738	$358,812
Cost of goods sold	212,129	171,645	58,271	229,916
Gross profit	118,457	101,429	27,467	128,896
Operating expenses:
Selling	31,514	26,892	8,413	35,305
Distribution	16,607	14,634	4,427	19,061
General and administrative	29,988	24,956	7,834	32,790
Amortization of intangibles	380	329	4,732	5,061
Strategic alternatives	616	—	—	—
Management incentive compensation	—	16,388	—	16,388
Total operating expenses	79,105	83,199	25,406	108,605
Income from operations	39,352	18,230	2,061	20,291
Other expense (income):
Interest expense	26,942	24,584	7,151	31,735
Interest income	(128)	(914)	(39)	(953)
Seller transaction expenses	—	4,646	—	4,646
Other, net	1,206	745	(110)	635
Income (loss) before income taxes and minority interest	11,332	(10,831)	(4,941)	(15,772)
Income tax expense	2,915	3,619	84	3,703
Minority interest	22	13	(2)	11
Net income (loss)	$8,395	$(14,463)	$(5,023)	$(19,486)

(1)   On July 19, 2005, all the outstanding units of NSP were acquired by Holdings from NSP Holdings L.L.C. (“NSP Holdings”), with the result that Holdings became the sole unit holder of NSP and assumed, pursuant to a supplemental indenture, the obligations of NSP Holdings and NSP Holdings Capital Corp. (“Capital”) under their outstanding $100 million 11 3/4% Senior Pay in Kind Notes due 2012 and the indenture governing such notes.  NSP Holdings’ financial position and results of operations prior to the acquisition are presented separately in the consolidated financial statements as “Predecessor” financial statements, while the financial position and results of operations of Holdings following the acquisition are presented as “Successor” financial statements.  Due to the revaluation of assets as a result of purchase accounting associated with the acquisition, the pre-acquisition financial statements are not comparable with those after the acquisition in certain respects.

(2)   Although the Predecessor and Successor results are not comparable by definition in certain respects due to the acquisition and the resulting revaluation, for ease of comparison, the financial data for the period after the acquisition, July 20, 2005 through October 1, 2005 (Successor period), has been added to the financial data for the period from January 1, 2005 through July 19, 2005 (Predecessor period), to arrive at the combined nine months ended October 1, 2005.

Safety Products Holdings, Inc.

(NSP Holdings L.L.C. as predecessor)

Consolidated Balance Sheets

(Amounts in Thousands) (Unaudited)

	Predecessor (1)	Successor (1)
	December 31, 2004	October 1, 2005
Assets
Current assets:
Cash and cash equivalents	$35,731	$4,241
Accounts receivable, less allowance of $2,063 and $2,268 in 2004 and 2005, respectively	61,167	73,919
Inventories	82,532	90,479
Deferred income taxes	60	61
Prepaid expenses and other current assets	3,183	2,494
Total current assets	182,673	171,194
Property, plant, and equipment, net	51,809	63,838
Deferred financing costs, net	9,960	19,212
Goodwill, net	132,662	116,817
Other intangible assets, net	6,256	238,405
Other noncurrent assets	5,831	5,564
Total assets	$389,191	$615,030

Liabilities and members’ deficit / equity
Current liabilities:
Accounts payable	$17,871	$20,667
Accrued expenses	29,024	26,809
Current maturities of long-term obligations	15,252	938
Total current liabilities	62,147	48,414
Pension, post-retirement and deferred compensation	22,923	32,571
Long-term obligations	238,314	373,981
Mandatorily redeemable preferred units	134,310	—
Other noncurrent liabilities	1,653	1,620
Deferred income taxes	4,799	50,861
Minority interest	142	175
	402,141	459,208

Members’ deficit / equity:
Class E units	1	—
Common units:
Class A units	38,676	—
Class C units	188	—
Class D units	1,248	—
Common shares	—	110
Contributed capital	—	109,560
Accumulated deficit	(118,739)	(5,023)
Accumulated other comprehensive income	3,529	2,761
Total members’ deficit / equity	(75,097)	107,408
Total liabilities and members’ deficit / equity	$389,191	$615,030

(1)   On July 19, 2005, all the outstanding units of NSP were acquired by Holdings from NSP Holdings L.L.C. (“NSP Holdings”), with the result that Holdings became the sole unit holder of NSP and assumed, pursuant to a supplemental indenture, the obligations of NSP Holdings and NSP Holdings

Capital Corp. (“Capital”) under their outstanding $100 million 11 3/4% Senior Pay in Kind Notes due 2012 and the indenture governing such notes.  NSP Holdings’ financial position and results of operations prior to the acquisition are presented separately in the consolidated financial statements as “Predecessor” financial statements, while the financial position and results of operations of Holdings following the acquisition are presented as “Successor” financial statements.  Due to the revaluation of assets as a result of purchase accounting associated with the acquisition, the pre-acquisition financial statements are not comparable with those after the acquisition in certain respects.

Safety Products Holdings, Inc.

(NSP Holdings L.L.C. as predecessor)

Consolidated Statements of Cash Flows

(Amounts in Thousands) (Unaudited)

	Predecessor (1)		Successor (1)
	Nine months ended October 2, 2004	January 1, 2005 through July 19, 2005	July 20, 2005 through October 1, 2005
Operating activities
Net income (loss)	$8,395	$(14,463)	$(5,023)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
Depreciation	8,527	6,177	2,417
Amortization of intangibles	380	329	4,732
Amortization of deferred financing costs	1,324	1,311	623
Amortization of net original issue discount (premium)	68	58	(32)
Loss on sale of property, plant and equipment	384	—	—
Deferred income taxes	731	(86)	(651)
Minority interest	15	13	(2)
Noncash interest	10,041	11,167	3,075
Changes in operating assets and liabilities:
Accounts receivable	(16,700)	(2,607)	(10,145)
Inventories	(2,170)	(1,515)	3,024
Prepaid expenses and other current assets	789	467	312
Other noncurrent assets	15	(477)	115
Accounts payable	348	(492)	3,288
Accrued expenses	(4,377)	20,902	(1,329)
Pension, postretirement, and deferred compensation	706	(1,210)	135
Other noncurrent liabilities	(31)	(30)	(3)
Other	2	20	4
Net cash provided by operating activities	8,447	19,564	540

Investing activities
Purchase of businesses, net of cash acquired	(490)	(653)	(204,707)
Purchases of property, plant, and equipment	(4,284)	(4,250)	(1,471)
Proceeds from sale of property, plant and equipment	480	—	—
Net cash used in investing activities	(4,294)	(4,903)	(206,178)

Financing activities
Payments for deferred financing costs	—	(3,246)	(19,835)
Proceeds from borrowings	—	100,000	111,646
Payments of debt	(3,284)	(13,623)	(293)
Proceeds from capital contributions	1	—	109,670
Distributions on preferred units	—	(60,000)	—
Distributions on common units	(1,927)	(2,509)	—
Net cash (used in) provided by financing activities	(5,210)	20,622	201,188
Effect of exchange rate changes on cash	1,079	(2,725)	1,547
Net increase (decrease) in cash and cash equivalents	22	32,558	(2,903)
Cash and cash equivalents at beginning of period	16,341	35,731	7,144
Cash and cash equivalents at end of period	$16,363	$68,289	$4,241

(1)   On July 19, 2005, all the outstanding units of NSP were acquired by Holdings from NSP Holdings L.L.C. (“Holdings”), with the result that Holdings became the sole unit holder of NSP and assumed, pursuant to a supplemental indenture, the obligations of NSP Holdings and NSP Holdings Capital Corp. (“Capital”) under their outstanding $100 million 11 3/4% Senior Pay in Kind Notes due 2012 and the indenture governing such notes.  NSP Holdings’ financial position and results of operations prior to the acquisition are presented separately in the consolidated financial statements as “Predecessor” financial statements, while the financial position and results of operations of Holdings following the acquisition are presented as “Successor” financial statements.  Due to the revaluation of assets as a result of purchase accounting associated with the acquisition, the pre-acquisition financial statements are not comparable with those after the acquisition in certain respects.